UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2017 (June 15, 2017)

CSRA INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-37494	47-4310550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code 703-641-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On June 15, 2017, CSRA Inc. (the “Company”) entered into the Second Amendment to Credit Agreement (the “Second Amendment”), which amended the Credit Agreement, dated as of November 27, 2015 (as amended by the First Amendment to Credit Agreement, dated as of November 30, 2016 and as further amended, restated, supplemented, or otherwise modified thereafter, the “Credit Agreement”), with The Bank of Tokyo-Mitsubishi UFJ, Ltd., as pro rata administrative agent, Royal Bank of Canada, as term loan B administrative agent, MUFG Union Bank, N.A., as collateral agent, and the guarantors and lenders party thereto.
Pursuant to the Second Amendment, the credit facilities were amended to provide for (a) a reduction of 50 basis points in the margin over indexed interest rates on the Term Loan B Facility (as defined under the Credit Agreement), to LIBOR plus 2.00% on Eurocurrency Rate Advances, and (b) an increase of $183,671,619 in the unpaid principal balance of the Term Loan B Facility to a total of $650,000,000. The additional borrowings under the Term Loan B Facility were immediately applied to repay $180,640,288 of the unpaid principal balance of the Term Loan A1 Facility under the Credit Agreement (as defined therein), to pay accrued and unpaid interest on amounts repaid on the Term Loan A1 Facility and on the Term Loan B Facility, and to pay fees and expenses incurred in connection with the transaction. As amended, the Credit Agreement provides for quarterly payments of principal on the Term Loan B Facility of $500,000 commencing September 30, 2017 through December 31, 2022 and quarterly payments of principal thereafter of $2,375,000 (subject to reduction for any mandatory or voluntary prepayments) until the maturity date of the Term Loan B Facility.
The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference to this Item 8.01.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Second Amendment to Credit Agreement, dated as of June 15, 2017, by and among CSRA Inc. The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its capacity as administrative agent under the Pro Rata Facilities (as defined thereunder), Royal Bank of Canada, in its capacity as administrative agent under the Term Loan B Facility, MUFG Union Bank, N.A., in its capacity as collateral agent, and the guarantors and lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CSRA INC.

Dated: June 16, 2017	By: /s/ William Luebke
William Luebke
Controller and Principal Accounting Officer

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